SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 21, 1999
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




            OHIO                   File No. 1-5964             23-0334400
      (State or other              (Commission File          (IRS Employer
      jurisdiction of                   Number)              Identification
       incorporation)                                            Number)


          P.O. Box 834, Valley Forge, Pennsylvania              19482
          (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountants.

      1. On December 15, 1999, the Board of Directors and the Audit Committee of IKON Office Solutions, Inc. (the "Company") approved the engagement of Pricewaterhouse Coopers LLP ("PWC") as its independent auditors for the fiscal year ending September 30, 2000 to replace the firm of Ernst & Young LLP ("E&Y") who were dismissed as auditors of the Company effective with the completion of their audit of the Company's financial statements for the fiscal year ended September 30, 1999.

      2. The reports of E&Y on the Company's consolidated financial statements for the fiscal years ended September 30, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      3. In connection with the audits of the Company's financial statements for the Company's fiscal years ended September 30, 1998 and 1997, and the subsequent interim period through December 21, 1999 (the date of E&Y's dismissal as the Company's independent auditor), (x) there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the matter of the disagreements in connection with its reports in the financial statements for such years and (y) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

      4. The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated December 27, 1999 is filed as
Exhibit 16.1 to this Form 8-K.

      5. During the two most recent fiscal years, the Company has not consulted PWC regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     (16.1) Letter from Ernst & Young LLP dated December 27, 1999 pursuant to
            Item 304(a)(3).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           IKON OFFICE SOLUTIONS, INC.


                           By: /s/ WILLIAM S. URKIEL
                               ----------------------------------
                                   William S. Urkiel
                                   Senior Vice President and
                                   Chief Financial Officer



Dated: December 27, 1999